                                                                   EXHIBIT 10.52


                             SPACELABS MEDICAL, INC.

                                 RETIREMENT PLAN



















                              AMENDED AND RESTATED

                            EFFECTIVE JANUARY 1, 2001










Prepared for review by legal counsel.

                                TABLE OF CONTENTS

                                                                                           Page
                                                                                           ----
PREAMBLE     ................................................................................1

ARTICLE I DEFINITIONS........................................................................2
        1.1  Accrued Benefit.................................................................2
        1.2  Actuarially Equivalent/Actuarially/Actuarial....................................2
        1.3  Affiliated Companies............................................................3
        1.4  Annuity Starting Date...........................................................3
        1.5  Beneficiary.....................................................................3
        1.6  Board...........................................................................3
        1.7  Code............................................................................4
        1.8  Compensation....................................................................4
        1.9  Credited Service................................................................4
        1.10 Disabled........................................................................4
        1.11 Earnings........................................................................5
        1.12 Effective Date..................................................................6
        1.13 Eligible Employee...............................................................7
        1.14 Employee........................................................................7
        1.15 Employer........................................................................7
        1.16 Employment Commencement Date....................................................7
        1.17 ERISA...........................................................................8
        1.18 Final Average Monthly Earnings..................................................8
        1.19 Foreign Employee................................................................8
        1.20 Participant.....................................................................8
        1.21 Period of Service...............................................................8
        1.22 Period of Severance.............................................................9
        1.23 Plan............................................................................9
        1.24 Plan Administrator..............................................................9
        1.25 Plan Year.......................................................................9
        1.26 Predecessor Employer............................................................9
        1.27 Predecessor Plan................................................................9
        1.28 Service.........................................................................9
        1.29 Severance From Service Date....................................................10
        1.30 Social Security Retirement Age.................................................10
        1.31 Spacelabs Medical, Inc. Benefits Committee/Committee...........................10
        1.32 Temporarily Terminated.........................................................10
        1.33 Terminated or Terminates.......................................................10
        1.34 Trust or Trust Fund............................................................10
        1.35 Trustee........................................................................10
        1.36 Additional Definitions in Plan.................................................11

ARTICLE II PARTICIPATION....................................................................12
        2.1  Eligibility for Participation..................................................12

        2.2  Reemployment After a Termination...............................................12
        2.3  Employees in a Bargaining Unit.................................................13
        2.4  Waiver of Participation........................................................13
        2.5  Definitions....................................................................13

ARTICLE III RETIREMENT DATES................................................................16
        3.1  Normal Retirement Date.........................................................16
        3.2  Early Retirement Date..........................................................16
        3.3  Deferred Retirement Date.......................................................16
        3.4  Retirement Date................................................................16
        3.5  Vested Termination Date........................................................17

ARTICLE IV RETIREMENT BENEFITS..............................................................18
        4.1  Accrued Benefit................................................................18
        4.2  Accrued Benefit For Former Employees of Predecessor Employer...................18
        4.3  Accrued Benefit for Former Employees of Tektronix, Inc. and Squibb
             Vitatek, Inc. .................................................................18
        4.4  Normal Retirement Benefit......................................................19
        4.5  Early Retirement Benefit.......................................................19
        4.6  Deferred Retirement Benefit....................................................19
        4.7  Vested Termination Benefit.....................................................20
        4.8  Reemployment After Retirement..................................................20
        4.9  Benefits For Terminated Participants...........................................20

ARTICLE V FORMS OF PAYMENT..................................................................21
        5.1  Forms of Payment...............................................................21
        5.2  Automatic Form of Benefit......................................................22
        5.3  Limitation on Forms of Payment.................................................22
        5.4  Explanation of Forms of Payment................................................23
        5.5  Direct Rollover................................................................23

ARTICLE VI DEATH AND DISABILITY BENEFITS....................................................25
        6.1  Spouse's Death Benefit.........................................................25
        6.2  Disability Benefits............................................................26

ARTICLE VII VESTING.........................................................................27
        7.1  Vesting........................................................................27
        7.2  Termination Prior to Vesting...................................................27
        7.3  Forfeitures....................................................................28
        7.4  Amendment of Vesting Schedule..................................................28

ARTICLE VIII LIMITATIONS ON BENEFITS........................................................29
        8.1  Limitation on Benefits.........................................................29
        8.2  Maximum Annual Benefit Payable Under the Plan..................................31
        8.3  Additional Limitation Relating to Defined Contribution Plans...................35

ARTICLE IX TOP HEAVY PROVISIONS.............................................................37
        9.1  Scope..........................................................................37

        9.2    Top Heavy Status...............................................................37
        9.3    Minimum Benefit................................................................39
        9.4    Benefit Limitation.............................................................40
        9.5    Vesting........................................................................41
        9.6    Collectively Bargained Employees...............................................42

ARTICLE X ADMINISTRATION OF THE PLAN..........................................................43
        10.1   Plan Administrator.............................................................43
        10.2   Organization and Procedures....................................................43
        10.3   Duties and Authority of the Committee..........................................43
        10.4   Expenses.......................................................................44
        10.5   Bonding and Insurance..........................................................45
        10.6   Commencement of Benefits.......................................................45
        10.7   Appeal Procedure...............................................................47
        10.8   Plan Administration - Miscellaneous............................................48
        10.9   Domestic Relations Orders......................................................50
        10.10  Plan Qualification.............................................................51
        10.11  Deductible Contribution........................................................51
        10.12  Payment of Benefits Through Purchase of Annuity Contract.......................52

ARTICLE XI AMENDMENT AND TERMINATION..........................................................53
        11.1   Amendment-General..............................................................53
        11.2   Amendment - Consolidation, Merger, or Transfer.................................53
        11.3   Termination of the Plan........................................................54
        11.4   Allocation of the Trust Fund on Termination of Plan............................54

ARTICLE XII FUNDING...........................................................................56
        12.1   Contributions to the Trust.....................................................56
        12.2   Trust Fund for Exclusive Benefit of Participants...............................56
        12.3   Trustee........................................................................56
        12.4   Investment Manager.............................................................56

ARTICLE XIII FIDUCIARIES......................................................................58
        13.1   Limitation of Liability of the Employer and Others.............................58
        13.2   Indemnification of Fiduciaries.................................................58
        13.3   Scope of Indemnification.......................................................58

SIGNATURE PAGE................................................................................59

APPENDIX A -- PARTICIPATING EMPLOYERS.........................................................60

                                    PREAMBLE

THIS RETIREMENT PLAN (hereinafter referred to as the "Plan" and known as the Spacelabs Medical, Inc. Retirement Plan) is amended and restated effective January 1, 2001 by Spacelabs Medical, Inc. (hereinafter "Employer").

WHEREAS, the Employer established this Plan effective June 26, 1992 to provide retirement benefits to Eligible Employees who become covered under the Plan; and

WHEREAS, effective June 26, 1992 the Westmark International Incorporated Retirement Plan spunoff assets and liabilities to form this Plan; and

WHEREAS, this Plan is intended to provide substantially similar benefits on the effective date to those provided to employees of the Employer under the predecessor Westmark International Incorporated Retirement Plan on June 25, 1992; and

WHEREAS, the Employer has amended the Plan eight (8) times, effective June 26, 1992, October 29, 1993, January 1, 1993, January 1, 1994, June 26, 1992, July 1,
1995, January 1, 1996, and November 1, 1996.

WHEREAS, the Plan shall be maintained for the exclusive benefit of covered Employees, and is intended to comply with the Internal Revenue Code of 1986, as amended, the Employee Retirement Income Security Act of 1974, as amended, and other applicable law;

NOW, THEREFORE, the Employer does hereby amend and restate the Plan as set forth in the following pages effective January 1, 2000, except as otherwise specifically stated herein.

                                    ARTICLE I

                                   DEFINITIONS

The following terms when used herein shall have the following meaning, unless a different meaning is plainly required by the context. Capitalized terms are used throughout the Plan text for terms defined by this and other Sections.

1.1     Accrued Benefit

        "Accrued Benefit" means, on any date, the benefit determined under the formula specified in Section 4.1 as of such date, modified as provided in Sections 4.2 and 4.3, if applicable.

1.2     Actuarially Equivalent/Actuarially/Actuarial

        (a)    General

               "Actuarially Equivalent" and similar terms (for purposes other than determining contributions to the Trust Fund) means that the present value of the two (2) payments or series of payments shall be of equal value when computed at an (8%) rate of interest and on the basis of the 1984 Unisex Pension Mortality Table; provided, however, that for purposes of calculating Lump Sum benefits, the following rules shall apply.

        (b)    Prior to January 1, 1996

               With respect to Participants who Terminate prior to January 1, 1996, the mortality table used shall be the 1984 Unisex Pension Mortality Table and the interest rate used shall be the Pension Benefit Guaranty Corporation ("PBGC") interest rate for immediate or deferred annuities from a single employer plan in effect on the first day of the Plan Year which contains the proposed distribution date; and

        (c)    On or After January 1, 1996

               With respect to Participants who Terminate on or after January 1, 1996, the mortality table used shall be the "applicable mortality table" for the first full calendar month preceding the calendar month that contains the Annuity Starting Date. The "applicable mortality table" shall be the mortality table prescribed by the Commissioner of the Internal Revenue Service for purposes of calculating the present value of annuities under Code Section 417(e), as amended by the Retirement Protection Act of 1994. The "applicable interest rate" shall be the annual interest rate on thirty (30) year Treasury securities, as specified by the Commissioner of the Internal Revenue Service for purposes of calculating the present value of annuities under Code Section 417(e), as amended by the Retirement Protection Act of 1994.

1.3     Affiliated Companies

        "Affiliated Companies" means:

        (a)    the Employer;

        (b) any other corporation which is a member of a controlled group of corporations which includes the Employer (as defined in Code
               Section 414(b));

        (c) any other trade or business under common control with the Employer (as defined in Code Section 414(c));

        (d) any other member of an affiliated service group which includes the Employer (as defined in Code Section 414(m)); or

        (e) any other business or entity that is treated as a single Company with the Employer under Code Section 414(o).

        For purposes of the limitation on benefits in Sections 8.2 and 8.3, the determination of whether an entity is an Affiliated Company will be made by modifying Code Sections 414(b) and (c) as specified in Code Section 415(h).

1.4     Annuity Starting Date

        "Annuity Starting Date" means the first day of the first period for which a Plan benefit is payable as an annuity, or any other form.

1.5     Beneficiary

        "Beneficiary" means the person or persons designated to be the Beneficiary by the Participant in writing to the Spacelabs Medical, Inc. Benefits Committee. In the event a married Participant designates someone other than his or her spouse as Beneficiary, such initial designation or subsequent change shall be invalid unless the spouse consents in a writing which names the designated Beneficiary and is notarized or witnessed by a Plan representative.

1.6     Board

        "Board" means the Board of Directors of Spacelabs Medical, Inc.

1.7     Code

        "Code" means the Internal Revenue Code of 1986, as amended and including all regulations promulgated pursuant thereto.

1.8     Compensation

        "Compensation" for any tax year has the meaning set forth in Treasury Regulation Section 1.415-2(d)(11)(i). Effective January 1, 1998, Compensation shall also include any elective deferrals as defined in Code Section 402(g)(3) made by the Participant during a Plan Year and pre-tax Employee contributions made by the Employer on behalf of the Employee for the Plan Year, pursuant to Code Sections 125 or 132(f)(4).

1.9     Credited Service

        "Credited Service" means all completed years and whole months of Service for the Employer on and after the Effective Date during a Period of Service (excluding Periods of Service forfeited due to a Period of Severance) and shall also include the following:

        (a) with respect to an individual who becomes a Participant on June 26, 1992, the Participant's Credited Service under the Predecessor Plan as of June 25, 1992; and

        (b) with respect to an individual who transfers employment from the Predecessor Employer to the Employer after June 26, 1992 and prior to January 1, 1993, the individual's Credited Service under the Predecessor Plan as of the date on which his or her employment with the Predecessor Plan terminates.

        Notwithstanding the foregoing, with respect to an Employee who first becomes a Participant on or after July 1, 1995, Credited Service shall not include any Periods of Service occurring prior to the first day of such Employee's Eligibility Year of Service. An Employee's "Eligibility Year of Service" shall be the eligibility computation period during which such Employee satisfies the eligibility requirements for participation in the Plan (i.e., the eligibility computation period in which the Employee completes the one (1) year Period of Service or the one (1) Year of Service requirement, as applicable, set forth in Section 2.1).

        A Participant's service earned while employed by JRS Clinical Systems, Inc. before it became an Affiliated Company shall be included in the Participant's Credited Service.

1.10    Disabled

        "Disabled" means a Participant who is entitled to benefits under an Employer-sponsored long term disability plan, or a long term disability plan to which the Employer contributes on behalf of the Participant.

1.11    Earnings

        "Earnings" for each month means:

        (a) for Credited Service prior to January 1, 1989: the straight-time pay earned by an Employee from the Predecessor Employer prior to reduction for any contributions determined on a salary reduction basis under a flexible benefit plan established pursuant to Code
               Section 125 or under the Westmark International Incorporated Incentive Savings and Stock Ownership Plan, including shift differentials, special geographical location allowances, holiday pay, sick leave pay (exempt and non-exempt), short-term disability (exempt and non-exempt), retroactive pay as it applies to any of the above, and pay for vacation hours taken. Earnings will not include non-refundable draw, bonuses, commissions, employee referral bonuses, stock option payments, special bonuses, lump-sum payments or cash payoffs for unused vacation, severance pay, hiring bonus, long-term disability payments (exempt and non-exempt), finder's fees, any relocation payments in the form of reimbursement or relocation bonus and overtime;

        (b) for all Participants who are not Foreign Employees, for Credited Service after December 31, 1988: the straight-time pay earned by an Employee from the Employer or the Predecessor Employer prior to reduction for any contributions determined on a salary reduction basis under a transportation fringe benefit pursuant to Code Section 132(f)(4), or a flexible benefit plan established pursuant to Code Section 125 or under the Westmark International Incorporated Incentive Savings and Stock Ownership Plan or Spacelabs Medical, Inc. Incentive Savings and Stock Ownership Plan, including:

               (i) special geographical location allowances, holiday pay, sick leave pay (exempt and non-exempt), short-term disability (exempt and non-exempt), retroactive pay as it applies to any of the above, and pay for vacation hours taken;

               (ii)   overtime pay, shift differentials, and bonuses (including
                      MICP), not in excess of fifty percent (50%) of straight-time pay prior to reduction as described above; and

               (iii) salesman and service commissions (including non-refundable draws paid on and after June 1, 1994), to the extent such commissions when added to the amount determined under (ii) above do not exceed one hundred twenty five (125%) of straight-time pay prior to reduction as described above.

        Effective June 1, 1994, Earnings will not include employee referral bonuses, Performance Unit Plan awards, car allowances, stock option payments, restricted stock awards, lump-sum payments or cash payoffs for unused vacation, severance pay, hiring bonus, long-term disability payments (exempt and non-exempt), finder's fees, and any relocation payments in the form of reimbursement or relocation bonus; and

        (c) for all Foreign Employees, one-twelfth (1/12) of the annual notional salary and the actual bonus, if any, stated in U.S. dollars established in a uniform and nondiscriminatory manner for each Foreign Employee, on or after January 1, 1987. Notional salary shall include a Foreign Employee's commission quota, if applicable, without regard to the actual commission earned, and shall not include any special relocation or foreign assignment allowances.

        Notional salary shall include an equitable adjustment to reflect any retirement benefit which is expected to be earned under a foreign retirement plan to the extent attributable to contributions by an Employer or any foreign subsidiary of an Employer.

        Notional salary for each Foreign Employee shall be approved by the President of the applicable business unit.

        Notwithstanding the foregoing, annual Earnings in excess of the limit indicated below shall be disregarded; provided, however, that the $150,000 limit for 1994 ($170,000 for 2000) shall be automatically adjusted for future years to the maximum permissible dollar limitation permitted by the Commissioner of the Internal Revenue Service.

                            Plan Year                Dollar Limitation
                            ---------                -----------------
                               1989                      $200,000
                               1990                      $209,200
                               1991                      $222,220
                               1992                      $228,860
                               1993                      $235,840
                          1994 and later            $150,000 (indexed)

        For Plan Years commencing prior to January 1, 1997, determining Earnings of a Participant for purposes of this limitation, the family aggregation rules of Code Section 414(q)(6) shall apply, except in applying such rules, the term "family" shall include only the spouse of the Participant and any lineal descendants of the Participant who have not attained age nineteen (19) before the close of the year. If as a result of the application of such rules the limitation is exceeded, then the limitation shall be prorated among the affected individuals in proportion to each such individual's Earnings as determined under this
        Section 1.11 prior to the application of this limitation.

1.12    Effective Date

        "Effective Date" means June 26, 1992, or with respect to any Employer specified in appendices to this Plan, the date such Employer adopted the Plan.

1.13    Eligible Employee

        "Eligible Employee" means any Employee who is on the payroll of the Employer, provided, however, the term "Eligible Employee" does not include the following:

        (a) a person who performs services for the Employer and is on the payroll of a third party employee leasing organization; or

        (b) an individual who is not treated by the Employer as an employee for payroll tax purposes, but who is subsequently determined by a government agency, by the conclusion or settlement of threatened or pending litigation, or otherwise to be (or to have been) a common law employee of the Employer.

1.14    Employee

        "Employee" means any person (including any officer or director) who is employed by, and as such is enrolled on the payroll of the Employer and is performing services in the United States, and any person who is a Foreign Employee.

        "Employee" shall include any leased employee within the meaning of Code
        Section 414(n)(2); provided, however, if leased employees constitute twenty percent (20%) or less of the Employer's non-highly compensated work force, the term "Employee" shall not include a leased employee who is covered by a plan maintained by the leasing organization which meets the requirements of Code Section 414(n)(5).

1.15    Employer

        "Employer" means Spacelabs Medical, Inc. For purposes other than Articles X, XI and XII, the term "Employer" shall also include other Affiliated Companies that adopt the Plan with the approval of the Chairman of the Board and Chief Executive Officer of Spacelabs Medical, Inc. as provided from time to time in Appendix A to the Plan. A participating Employer shall be deemed to appoint Spacelabs Medical, Inc. as its exclusive agent with respect to all power and authority conferred by the Plan on an Employer.

1.16    Employment Commencement Date

        "Employment Commencement Date" means the later of the Effective Date and the date on which an Employee first completes an Hour of Service for the Employer or an Affiliated Company during the current period of employment. "Hour of Service" for purposes of this definition means each hour for which an Employee is paid or entitled to payment for the performance of duties for the Employer or any Affiliated Companies.

1.17    ERISA

        "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, including all regulations thereunder.

1.18    Final Average Monthly Earnings

        "Final Average Monthly Earnings" means the highest average monthly Earnings received by the Participant during any sixty (60) consecutive month period. In the event the Participant has less than sixty (60) consecutive months of employment, the computation period shall be based upon (a) the most recent sixty (60) months of employment (whether or not consecutive), or (b) the total Period of Service with the Employer and the Predecessor Employer, whichever is less. Notwithstanding the foregoing, in calculating the Final Average Monthly Earnings of an Employee who first becomes a Participant in the Plan on or after July 1, 1994, neither Periods of Service occurring prior to the first day of such Employee's Eligibility Year of Service, as defined in Section 1.9, nor Earnings for such Periods of Service shall be taken into account.

1.19    Foreign Employee

        "Foreign Employee" means any person (including an officer or director) who is employed by, and as such is on the payroll of the Employer or a foreign subsidiary or branch of an Employer, who relocates to a country outside the United States and outside such individual's country of citizenship to complete a temporary assignment for an Employer or a foreign subsidiary or branch of an Employer which is expected to be completed within five (5) years from the initial date of the assignment.

1.20    Participant

        "Participant" means any Eligible Employee who qualifies for participation pursuant to Section 2.1 or 2.2. A nonvested Participant shall cease to be a Participant on the date he or she Terminates. A vested Participant shall cease to be a Participant when his or her benefit payments from the Plan are completed.

1.21    Period of Service

        "Period of Service" means the period of time commencing with the Employment Commencement Date and ending on the Severance From Service Date. Non-successive periods are aggregated to determine the Employee's total Period of Service. For vesting and participation purposes, an Employee's Period of Service shall also include the following:

        (a)    Periods not in Service due to Temporary Termination;

        (b)    Periods of Service with an Affiliated Company; and

        (c) for an individual who becomes an Employee on or after June 26, 1992 and prior to January 1, 1993, any period of employment with the Employer under the Predecessor Plan to the extent such employment was credited as "service" under the Predecessor Plan.

1.22    Period of Severance

        "Period of Severance" means the period of time commencing at the Severance From Service Date and ending on the date the Employee again performs an Hour of Service as defined in Section 1.16 for the Employer; provided however, such period shall commence one (1) year later if a male or female Employee is absent due to pregnancy, birth or adoption of a child, or caring for a child immediately following birth or adoption.

1.23    Plan

        "Plan" means the Spacelabs Medical, Inc. Retirement Plan, either in its previous or present form, or as amended from time to time.

1.24    Plan Administrator

        "Plan Administrator" means the person or entity designated in Article X to administer the Plan.

1.25    Plan Year

        "Plan Year" means initially the period commencing June 26, 1992 and ending December 31, 1992 and thereafter means the twelve (12) month period commencing each January 1 and ending each December 31.

1.26    Predecessor Employer

        "Predecessor Employer" means Westmark International Incorporated and any of its subsidiaries participating in the Predecessor Plan on June 26, 1992, and any successor employers thereto.

1.27    Predecessor Plan

        "Predecessor Plan" means the Westmark International Incorporated Retirement Plan. In the event the Plan recognizes service under other predecessor plans, the term "Predecessor Plan" shall also include other plans as provided from time to time in appendices to this Plan.

1.28    Service

        "Service" means periods for which an Employee is paid or entitled to payment for the performance of duties for the Employer or an Affiliated Company.

1.29    Severance From Service Date

        "Severance From Service Date" means the earlier of the date on which an Employee quits, retires, is discharged or dies, or the first anniversary of absence from work for any other reason. An individual employed by an Affiliated Company other than the Employer shall incur a Severance from Service Date if the individual's employer ceases to be an Affiliated Company of the Employer.

1.30    Social Security Retirement Age

        "Social Security Retirement Age" means the following ages depending on the Participant's year of birth: age sixty-five (65) for Participants born prior to 1938, age sixty-six (66) for Participants born after 1937 but prior to 1959, and age sixty-seven (67) for Participants born after 1959.

1.31    Spacelabs Medical, Inc. Benefits Committee/Committee

        "Spacelabs Medical, Inc. Benefits Committee" and "Committee" mean the committee appointed by the Employer to administer the Plan.

1.32    Temporarily Terminated

        Termination is deemed "Temporary" if the Employee is rehired and in Service within one (1) year of the initial date of absence from work.

1.33    Terminated or Terminates

        "Terminated" or "Terminates" means no longer in Service or employed as an Employee with the Employer for reasons of quit, retirement, discharge or death. An Employee shall also be deemed Terminated on the first anniversary of the initial date of absence for any other reason, provided such absence lasts at least twelve (12) months.

1.34    Trust or Trust Fund

        "Trust" or "Trust Fund" means the trust fund into which shall be paid all contributions and from which all benefits shall be paid under this Plan.

1.35    Trustee

        "Trustee" means the trustee or trustees who receive, hold, invest and disburse the assets of the Trust in accordance with the terms and provisions set forth in a trust agreement.

1.36    Additional Definitions in Plan

        The following terms are defined in the following Sections of the Plan:

                                                                          Section
                                                                          -------
        Aggregate Account                                                 9.2(e)
        Aggregation Group                                                 9.2(h)
        Break in Service                                                  2.5(b)
        Claimant                                                          10.7(b)
        Deferred Retirement Benefit                                       4.6
        Deferred Retirement Date                                          3.3
        Determination Date                                                9.2(c)
        Earliest Retirement Date                                          6.1
        Early Retirement Benefit                                          4.5
        Early Retirement Date                                             3.2
        Eligibility Year of Service                                       1.9
        Highly Compensated Employee                                       8.1(c)
        Hour of Service                                                   1.16, 2.5(c)
        Investment Manager                                                12.4
        IRA                                                               5.5(a)
        Joint and Survivor Annuity                                        5.1(b)
        Key Employee                                                      9.2(g)
        Lump Sum                                                          5.1(c)
        Normal Retirement Benefit                                         4.4
        Normal Retirement Date                                            3.1
        Order                                                             10.9
        Parental Leave                                                    2.5(b)
        PBGC                                                              1.2(a)
        Permissive Aggregation Group                                      9.2(h)
        Present Value of Accrued Benefits                                 9.2(f)
        Primary Social Security Benefit                                   4.3
        Qualified Domestic Relations Order                                10.9
        Required Aggregation Group                                        9.2(h)
        Required Beginning Date                                           10.6(c)
        Retirement Date                                                   3.4
        Statutory 50% Joint and Survivor Annuity Option                   5.2(a)
        Super Top Heavy                                                   9.2(b)
        Top Heavy                                                         9.2(a)
        Valuation Date (for Top Heavy)                                    9.2(d)
        Vested Termination Date                                           3.5
        Vested Termination Benefit                                        4.7
        Whole Life Annuity                                                5.1(a)
        Year of Service                                                   2.5(a)

                                   ARTICLE II

                                  PARTICIPATION

2.1     Eligibility for Participation

        Each Eligible Employee who was a participant in the Predecessor Plan on June 25, 1992 shall become a Participant in this Plan on the Effective Date.

        Each other Eligible Employee who is regularly scheduled to work at least thirty (30) hours per week, and who is not already a Participant, shall become a Participant under this Plan on the later of the first of the month coinciding with or next following completion of a one (1) Year Period of Service and the date his or her employer becomes an Employer for Plan purposes.

        Each other Eligible Employee who is regularly scheduled to work less than thirty (30) hours per week (including an Eligible Employee who changes from an Eligible Employee who is regularly scheduled to work at least thirty (30) hours per week to an Eligible Employee who is regularly scheduled to work less than thirty (30) hours per week prior to the time such Eligible Employee meets the eligibility requirements that apply to Employees who are regularly scheduled to work at least thirty (30) hours per week), and who is not already a Participant, shall become a Participant under this Plan on the later of the first of the month coinciding with or next following his or her completion of one (1) Year of Service, as defined in Section 2.5(a), and the date his or her employer becomes an Employer for Plan purposes.

        Notwithstanding the foregoing, a Foreign Employee who does not become a Participant on the Effective Date must complete an enrollment form prior to the date participation commences.

        Hours of Service and/or Periods of Service earned while an employee of JRS Clinical Systems before it became an Affiliated Company shall be counted in determining an Employee's eligibility to participate in the Plan.

2.2     Reemployment After a Termination

        Upon the reemployment of a Terminated former Participant as an Eligible Employee, he or she shall immediately become a Participant.

        An Employee who Terminates prior to becoming a Participant and is later reemployed shall become a Participant upon satisfying the requirements of Section 2.1.

2.3     Employees in a Bargaining Unit

        An Employee belonging to a collective bargaining unit, which has entered an agreement with the Employer which does not provide for retirement benefits under this Plan, shall not qualify for participation and the period of employment shall not be included in determining his or her Credited Service. If such an Employee is a Participant when such an agreement is entered, the Employee shall cease to accrue Credited Service on the effective date of the bargaining agreement. If such an agreement provides for Plan participation, a covered Employee may continue or resume participation and accrual of Credited Service.

2.4     Waiver of Participation

        A Foreign Employee may elect in writing to waive his or her right to be a Participant in this Plan by submitting a form to the Committee. A waiver of participation shall be effective on the first day of the Plan Year preceding the date of election. A Foreign Employee may prospectively rescind a waiver in a writing to the Committee at any time, effective on the date of rescission. During such period of non-participation, the Foreign Employee shall accrue no Periods of Service or Credited Service, nor shall he or she have any other rights inherent with participation in the Plan.

2.5     Definitions

        (a)    Year of Service

               Solely for purposes of Section 2.1, "Year of Service" means an eligibility computation period during which the Employee completes not less than one thousand (1,000) Hours of Service, as defined in Section 2.5(c). An Employee's initial eligibility computation period shall be the twelve (12) consecutive month period commencing on the Employee's Employment Commencement Date (or reemployment date following a Break in Service). If the Employee fails to complete one-thousand (1,000) Hours of Service during his or her initial eligibility computation period, subsequent eligibility computation periods shall be the twelve
               (12) consecutive month periods commencing on the first day of any Plan Year, beginning with the Plan Year containing the first anniversary of the Employee's Employment Commencement Date (or reemployment date following a Break in Service, as defined in
               Section 2.5(b)).

        (b)    Break in Service

               (i) Solely for purposes of Section 2.5(a), an Employee incurs a "Break in Service" if such Employee fails to complete more than five hundred (500) Hours of Service during the applicable eligibility computation period.

               (ii) Solely for purposes of determining whether an Employee has incurred a Break in Service, an Employee who is absent from work on unpaid Parental Leave shall be credited with up to five hundred and one (501) Hours of Service during such absence. The Plan Administrator shall credit Hours of Service during the absence period on the basis of:

                      (A) The number of Hours of Service with which the Employee would have been credited had he or she been paid during the absence period; or

                      (B) If the Plan Administrator cannot determine the number of Hours of Service with which the Employee would have been credited under subparagraph (A) above, on the basis of eight (8) hours per day during the absence period.

               The Plan Administrator shall credit only the number of Hours of Service (not exceeding five hundred and one (501)) necessary to prevent an Employee's Break in Service. The Plan Administrator shall credit all Hours of Service described in this paragraph to the computation period in which the absence period begins or, if the Employee does not need these Hours of Service to prevent a Break in Service in such computation period, the Plan Administrator shall credit these Hours of Service to the immediately following computation period. By way of illustration, if the Hours of Service credited under this paragraph prevent the Employee from incurring a Break in Service in the Employee's initial eligibility computation period, the Employee's subsequent eligibility computation period shall be the Plan Year, as provided in Section 2.5(a).

               (iii) For purpose of paragraph (ii) above, "Parental Leave" means a period during with the Employee is absent from work due to the Employee's pregnancy, the birth of the Employee's child, the placement with the Employee of an adopted child, or the care of the Employee's child immediately following the child's birth or placement.

        (c)    Hour of Service

               Solely for purposes of this Section 2.5, "Hour of Service" means each hour for which an Employee is paid or entitled to payment by the Employer or any Affiliated Companies on account of:

               (i)    Performance of duties;

               (ii) A period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty, or leave of absence. No more than five hundred and one
                      (501) Hours of Service shall be credited under this paragraph for any single continuous period of absence (whether or not such period occurs in a single computation period). Hours under this paragraph shall be calculated and credited pursuant to 29 CFR 2530.200b-2(b) and (c), which are incorporated herein by this reference; and

               (iii) An award of back pay, irrespective of mitigation of damages, agreed to by the Employer or any Affiliated Company. However, hours credited under (i) or (ii) above shall not also be credited under this Subsection (iii).

                                   ARTICLE III

                                RETIREMENT DATES

3.1     Normal Retirement Date

        The Normal Retirement Date for a Participant shall be the first day of the month coinciding with or next following the attainment of age sixty-five (65).

3.2     Early Retirement Date

        Each Participant who attains age fifty five (55) and completes a five
        (5) year Period of Service may elect, in writing, an Early Retirement Date. Notwithstanding the foregoing, a Participant who first becomes a Participant on or after July 1, 1995, may elect an Early Retirement Date only after attaining age fifty five (55) and completing sixty (60) months of Credited Service. Such Early Retirement Date shall be before the Normal Retirement Date and after Termination on the first day of any month coinciding with or following the date the early retirement requirements are met. A Participant who Terminates employment after meeting the service requirements for early retirement, but prior to attaining age fifty five (55), and who does not elect to receive a Vested Termination Benefit, shall be entitled to elect an Early Retirement Date at any time after attaining age fifty five (55). Such Early Retirement Date shall be before the Normal Retirement Date and on or after the Participant's 55th birthday.

        A Participant's service while employed for JRS Clinical Systems, Inc. before it became an Affiliated Company shall be included in determining whether the Participant is eligible for an Early Retirement Date.

3.3     Deferred Retirement Date

        The Deferred Retirement Date for a Participant who continues working after the Normal Retirement Date shall be the first day of the month coinciding with or next following his or her Termination date; provided, however, the Deferred Retirement Date shall not be later than the Participant's Required Beginning Date.

3.4     Retirement Date

        The Retirement Date for a Participant shall be one of the dates specified in Sections 3.1, 3.2 or 3.3 above, on which benefits are to commence. The Retirement Date for a Participant who Terminates prior to retirement with a vested Accrued Benefit shall be Normal Retirement Date, unless such Participant qualifies for and elects to receive benefits at an Early Retirement Date.

3.5     Vested Termination Date

        A vested Participant, whose Accrued Benefit has an Actuarially Equivalent present value not in excess of $7,500, who Terminates employment with the Employer and any Affiliated Companies prior to Early Retirement Date may elect in writing to receive the Vested Termination Benefit either as a Lump Sum, Whole Life Annuity or Joint and Survivor Annuity on a Vested Termination Date, which is the first day of any month following the date of Termination and prior to his or her earliest Retirement Date. In the event a married Participant elects to receive benefits on a Vested Termination Date and his or her Vested Termination Benefit exceeds $3,500 ($5,000 effective January 1, 2000), such election shall be void unless the election is signed by the Participant's spouse, acknowledges the effect of the election, and the spouse's signature is notarized or witnessed by a Plan representative.

                                   ARTICLE IV

                               RETIREMENT BENEFITS

4.1     Accrued Benefit

        The Accrued Benefit for any Participant shall equal the greater of (a) or (b) described below:

        (a) 1.0% of Final Average Monthly Earnings as of December 31, 1993, multiplied by Credited Service as of December 31, 1993, plus 1.0% of Final Average Monthly Earnings not in excess of the $150,000 (indexed) ($170,000 for 2000) limit or such greater amount allowable under Internal Revenue Service guidance taking into account all periods, multiplied by Credited Service earned after December 31, 1993; or

        (b) 1.0% of Final Average Monthly Earnings, multiplied by Participant's Credited Service,

        then adjusted for any prior distribution (Section 4.8) or form of payment (Section 5.1).

        In no event shall a Participant's Accrued Benefit be less than his or her Accrued Benefit on the date immediately preceding the date on which any Plan provision that affects the Accrued Benefit is amended.

        The Accrued Benefit is payable in the form of a Whole Life Annuity commencing at Normal Retirement Date.

4.2     Accrued Benefit For Former Employees of Predecessor Employer

        The Accrued Benefit for a Participant who transferred employment from the Predecessor Employer to the Employer on or after the Effective Date and prior to January 1, 1993, shall not be less than his or her accrued benefit as of the date of termination of employment with the Predecessor Employer under the terms of the Predecessor Plan.

4.3 Accrued Benefit for Former Employees of Tektronix, Inc. and Squibb Vitatek, Inc. The Accrued Benefit for a Participant who is not a Highly Compensated Employee and who is a former participant in the Squibb Vitatek, Inc. Pension Plan who was employed continuously by Tektronix, Inc. from December 31, 1978 to January 9, 1981 and by Squibb Vitatek, Inc. from January 10, 1981 to December 31, 1982 shall be no less than the amount calculated from the following formula:

                         (.016 x A x B) - (.02 x C x B)
               where: A = Participant's Final Average Monthly Earnings,
               B = Participant's years of Service not to exceed 25 years, and C = the Participant's Primary Social Security Benefit.

        "Primary Social Security Benefit" means the Participant's estimated monthly benefit at age sixty-five (65) from Social Security based on the Social Security Act provisions in effect on the last day of employment with the Employer. If the Participant Terminates prior to attaining age sixty-five (65), the Primary Social Security Benefit shall be calculated on the assumption that his or her earnings remain constant until age sixty-five (65). Earnings prior to date of hire may be determined by projecting earnings backward at six percent (6%) per year. A Participant shall be given the opportunity to provide an actual earnings history which will be used in the calculation of the Primary Social Security Benefit in lieu of the above approximation. However, the Participant must supply such actual earnings history within one (1) year of Termination.

4.4     Normal Retirement Benefit

        A Participant's monthly Normal Retirement Benefit shall equal his or her vested Accrued Benefit as of the date of Termination, and then adjusted for form of payment.

4.5     Early Retirement Benefit

        A Participant's monthly Early Retirement Benefit shall equal his or her vested Accrued Benefit as of the date of Termination, reduced by one half ( 1/2) of one percent (1%) for each month that the Early Retirement Date precedes the Normal Retirement Date, and then adjusted for form of payment.

        Notwithstanding the above, the monthly Early Retirement Benefit for former participants of the Squibb Vitatek, Inc. Pension Plan who attained age fifty (50) with twenty five (25) years of service (under the Squibb Vitatek, Inc. Pension Plan) or age fifty five (55) with ten
        (10) years of service (under the Squibb Vitatek, Inc. Pension Plan prior to January 1, 1983 shall be equal to the Normal Retirement Benefit reduced by one fourth (1/4) of one percent (1%) per month as follows:

                     If Years of Service     Retirement Benefit is Reduced
                     at Retirement Are:     for Each Month Younger Than Age:
                     -------------------    --------------------------------
                         30 or more                        60
                          25 -- 30                         62
                        Less than 25                       65

4.6     Deferred Retirement Benefit

        A Participant's monthly Deferred Retirement Benefit shall equal his or her vested Accrued Benefit as of the date of Termination, and then adjusted for form of payment. Service and Earnings beyond the Normal Retirement Date shall be taken into consideration. In no event shall the benefit provided under this paragraph be less than the retirement benefit to which the Participant would have been entitled if he or she had actually retired on the Normal Retirement Date, Actuarially increased to reflect the deferred commencement of payments.

        In the event a Participant continues working after the date benefits are required to commence following his or her Required Beginning Date, the Deferred Retirement Benefit shall be recalculated and adjusted annually.

4.7     Vested Termination Benefit

        A Participant's Vested Termination Benefit shall equal his or her Accrued Benefit as of the date of Termination, Actuarially reduced to reflect the early commencement of payment of benefits, and then adjusted for form of payment.

4.8     Reemployment After Retirement

        Upon reemployment, a retired Participant shall cease receiving retirement benefits under the Plan, until the Participant's Required Beginning Date. At the Participant's subsequent retirement, benefits payable shall be based on his or her total Credited Service and Earnings at the time of subsequent retirement, and shall be reduced by the Actuarially Equivalent value of benefits previously received by the Participant. In no event shall the benefit upon subsequent retirement, after any reduction for previously received benefits, be less than the initial retirement benefit.

4.9     Benefits For Terminated Participants

        Benefits under the Plan shall be determined and paid in accordance with the provisions of the Plan as in effect on the most recent date of a Termination of employment.

                                    ARTICLE V

                                FORMS OF PAYMENT

5.1     Forms of Payment

        The following forms of benefit payments are available under this Plan:

        (a)    Whole Life Annuity

               A Whole Life Annuity shall be payable monthly from the Retirement Date or Vested Termination Date to the first of the month preceding death. The amount of the monthly benefit shall equal the monthly Normal, Early or Deferred Retirement Benefit or Vested Termination Benefit, whichever applies.

        (b)    Joint and Survivor Annuity

               A reduced Joint and Survivor Annuity shall be payable monthly to a retired Participant from the Retirement Date or Vested Termination Date to the first of the month preceding death. Following the Participant's death, a retirement benefit equal to fifty percent (50%) or one hundred percent (100%) of the reduced amount payable to the retired Participant shall be payable for life to the joint annuitant, if living at the time of the Participant's death. A Participant may elect, before benefits commence, which percentage shall be payable to the joint annuitant.

               If the joint annuitant dies after the Participant's retirement income begins, the Participant's payments will be in the same reduced amount as is otherwise payable under the Joint and Survivor Annuity. If the joint annuitant dies prior to the date as of which the Participant's retirement income begins, any election of a form of benefit under this Section 5.1(b) shall be automatically canceled. If the Participant dies prior to the date as of which his or her retirement income is to begin, the joint annuitant shall not be entitled to receive any payments under this Section 5.1(b). However, a spouse may be entitled to a benefit under Section 6.1.

               The Joint and Survivor Annuity shall be Actuarially Equivalent to the Participant's retirement benefit payable in the form of a Whole Life Annuity.

        (c)    Lump Sum

               A Lump Sum distribution shall be a single sum payment. The Lump Sum distribution shall be Actuarially Equivalent to the Participant's retirement benefit payable in the form of a Whole Life Annuity, and shall represent the Participant's entire interest in the Plan. Lump Sum distributions may not exceed $7,500.

5.2     Automatic Form of Benefit

        Unless a Participant elects otherwise, benefits shall be paid as provided below:

        (a)    Married Participants

               Any Participant who is married on his or her Annuity Starting Date or Vested Termination Date shall automatically be deemed to have elected the fifty percent (50%) Joint and Survivor Annuity option, effective as of such date, with his or her spouse on the Annuity Starting Date as the joint annuitant (the "Statutory 50% Joint and Survivor Annuity Option").

               A married Participant may reject the Statutory 50% Joint and Survivor Annuity Option, or elect a nonspouse joint annuitant pursuant to Section 5.3, by filing a written notice with the Committee within ninety (90) days prior to his or her Annuity Starting Date. Such notice must specify the form of payment elected, name the joint annuitant, acknowledge the effect of the election, and must be signed by the Participant's spouse. The spouse's signature must be notarized or witnessed by a Plan representative.

               A married Participant may file a rejection, a joint annuitant election notice or revoke any such notice at any time during the ninety (90) day election period immediately preceding the Annuity Starting Date.

        (b)    Other Participants

               An unmarried Participant shall receive his or her retirement benefits in the form of a Whole Life Annuity.

               An unmarried Participant may reject the Whole Life Annuity option and elect either a Joint and Survivor Annuity or a Lump Sum option by filing a written notice with the Committee within ninety days prior to his or her Annuity Starting Date. An unmarried Participant may file or revoke such a notice at any time during the ninety (90) day period immediately preceding the Annuity Starting Date.

5.3     Limitation on Forms of Payment

        A Participant may elect a joint annuitant other than his or her spouse. A Participant must elect a form of payment under which payments will be completed within the Participant's and Beneficiary's life times or within their life expectancies. If a Participant elects a joint annuitant other than his or her spouse, the percentage selected by the Participant to be payable to the joint annuitant cannot exceed the percentage in the table set forth in Q&A A-6 of Section 1.401(a)(9)-2 of the proposed Income Tax Regulations, determined according to the age difference between the Participant and the joint annuitant.

5.4     Explanation of Forms of Payment

        The Committee shall furnish each Participant with a written explanation of the terms and conditions of the forms of payment within a reasonable period (at least thirty (30) but not more than ninety (90) days) prior to the date Participant's Annuity Starting Date. An election shall be made in writing on forms provided by and filed with the Administrative Committee.

5.5     Direct Rollover

        (a)    General Rule

               A Participant, surviving spouse Beneficiary, or former spouse alternate payee (each referred to as a "distributee") who is entitled to or elects a Lump Sum may direct the Administrative Committee to pay part or all of the benefit to a trustee or custodian of another employer's qualified plan which accepts such directed rollovers or an individual retirement account "IRA" (other than a Roth IRA as defined in Code Section 408A), subject to the following provisions:

               (i) a distributee may only direct such a rollover if the expected benefit payment during the Plan Year is $200 or more;

               (ii) a distributee may not request a directed rollover of an amount distributed due to the minimum required distribution provisions under Section 10.6(c);

               (iii)  the rollover of a distribution may only be directed to one
                      (1) qualified plan or IRA;


               (iv) a distributee may direct the rollover of a portion of the distribution and elect to receive the remaining portion of a distribution only if the rollover amount is at least $500;

               (v) a spouse Beneficiary or a former spouse alternate payee may direct a rollover under the same terms and conditions as a Participant, except that a spouse Beneficiary may only direct a rollover to an IRA; and

               (vi) a distributee provides the information or documentation reasonably requested by the Administrative Committee.

        (b)    Notice to Participants

               The Administrative Committee shall furnish each distributee eligible for a directed rollover under this Section with a written explanation of the directed rollover opportunity and related withholding consequences of not choosing a directed rollover within a reasonable period (at least thirty (30) but not more than ninety (90) days) prior to the distributee's Annuity Starting Date; provided, however, the distributee may waive in writing the thirty (30) day period with respect to a distribution of small benefits equal to $3,500 (effective January 1, 2000, $5,000) or less by an affirmative election to make or not make a directed rollover in writing on forms provided by the Administrative Committee. The forms shall indicate that the distributee has a right to consider whether to roll over his or her benefit from the Plan for at least thirty (30) days.

                                   ARTICLE VI

                          DEATH AND DISABILITY BENEFITS

6.1     Spouse's Death Benefit

        In the event a vested Participant dies before commencing to receive retirement benefits or Vested Termination Benefits under the Plan, his or her spouse shall receive a pre-retirement death benefit provided they were married throughout the one (1) year period ending on the date of death. The amount of the spouse's benefit and time of commencement is described below. The spouse of a nonvested Participant or a Participant who has started to receive benefits, or a spouse who was married to the Participant less than one (1) year, is not entitled to this death benefit.

        (a)    Death Following Earliest Retirement Date

               If the Participant dies after the Participant's Earliest Retirement Date, the spouse's benefit shall be paid monthly from the first of the month coinciding with or following the Participant's death through the first of the month preceding the spouse's death. The benefit shall equal the amount payable to the surviving spouse under a fifty percent (50%) Joint and Survivor Annuity form of payment if the Participant had commenced receiving retirement benefit payments on the day immediately preceding the date of the Participant's death, based upon the Participant's vested Accrued Benefit at the date of death.

        (b)    Death Prior to Earliest Retirement Date

               If the Participant dies on or prior to the Participant's Earliest Retirement Date, the spouse's benefit shall be paid monthly from the Participant's Earliest Retirement Date (determined as if the Participant had survived, but was not employed after the earlier of actual Termination or the date of death) through the first of the month preceding the spouse's death. The benefit shall equal the amount payable to the surviving spouse under a fifty percent (50%) Joint and Survivor Annuity form of payment, calculated as if the Participant had survived to the date spouse benefits commence, commenced receiving retirement benefit payments on such date and died the next day.

               Notwithstanding the foregoing, in the event a Participant dies prior to Normal Retirement Date, a spouse entitled to benefits under (a) or (b) above, may elect prior to the date benefits commence thereunder, to postpone commencement of benefits to the first day of any month on or before the Participant's Normal Retirement Date determined as if he or she had survived. The benefit payable at such delayed commencement date shall be the Actuarial Equivalent of the spouse's death benefit payable at the terms specified under (a) or (b) above.

               For purposes of this Section 6.1, "Earliest Retirement Date" means the earliest date on which a Participant could Terminate and receive a distribution.

6.2     Disability Benefits

        A Participant who becomes Disabled shall be deemed to be in Service for purposes of vesting and benefit accrual until the earlier of

        (a)    the date of recovery from Disability,

        (b) an Early Retirement Date or Vested Termination Date elected by the Participant, or

        (c) Normal Retirement Date. For purposes of determining a Participant's Accrued Benefit, average Earnings for the twelve
               (12) months preceding the date of Termination are deemed to be in effect during Disability.

                                   ARTICLE VII

                                     VESTING

7.1     Vesting

        Each Participant shall have a vested, nonforfeitable right to his or her Accrued Benefit multiplied by the appropriate vesting percentage in accordance with the following table:

                            Periods of Service           Percent Vested
                            ------------------           --------------
                         Less than five (5) years              0%
                          Five (5) years or more              100%

        In addition, each Participant shall have a one hundred (100%) nonforfeitable right to his or her Accrued Benefit on the first day of the month preceding his or her Normal Retirement Date, provided he or she is an Employee on such date. An Employee who Terminates with 0% vested shall be deemed "nonvested."

        A Participant's service earned while employed by JRS Clinical Systems, Inc. before it became an Affiliated Company shall be included in the Participant's Period of Service for purposes of vesting.

7.2     Termination Prior to Vesting

        (a)    Forfeiture of Service

               If a nonvested Participant Terminates employment, his or her Period of Service and Credited Service preceding the Termination shall be disregarded, and any Accrued Benefit earned prior to the Termination shall be forfeited.

               If a vested Participant Terminates Service and subsequently earns additional Periods of Service and\or Credited Service, all Periods of Service and Credited Service before and after the Termination shall be aggregated.

        (b)    Deemed Cash-Out of Accrued Benefit

               If a nonvested Participant Terminates, the Participant shall be deemed to have received a distribution of his or her Accrued Benefit upon Termination, and shall no longer be a Participant. If the Participant resumes employment with the Employer before incurring a five (5) consecutive year Period, his or her Accrued Benefit, Period of Service and Credited Service preceding the severance shall be reinstated.

7.3     Forfeitures

        Any forfeitures arising under this Plan shall be used only to offset future Employer contributions and shall not affect any Participant's Accrued Benefit.

7.4     Amendment of Vesting Schedule

        The Employer reserves the right to amend the vesting schedule set forth in Section 7.1 at any time pursuant to Section 11.1; however, no such amendment shall reduce the vested percentage of a Participant's Accrued Benefit, determined as of the date immediately preceding the later of the date on which such amendment is adopted or effective, to a percentage that is less than the Participant's vested percentage as computed under the Plan without regard to the amendment.

        In the event the Employer amends the vesting schedule, each Participant having at least a three (3) year Period of Service with the Employer may elect to have his or her vested Accrued Benefit computed under the Plan without regard to the amendment. The Participant must file his or her election with the Administrative Committee within sixty (60) days of the latest of:

        (a)    the Employer's adoption of the amendment;

        (b)    the effective date of the amendment; or

        (c)    the Participant's receipt of written notice of the amendment.

        Notwithstanding the above, a Participant is not entitled to the election if the Participant's vested percentage determined under the Plan, as amended, is at all times at least as great as the Participant's vested percentage determined under the Plan without regard to the amendment. For purposes of this Section 7.4, an amendment to the vesting schedule includes any Plan amendment which directly or indirectly affects the vested percentage of a Participant's right to his or her Accrued Benefit.

                                  ARTICLE VIII

                             LIMITATIONS ON BENEFITS

8.1     Limitation on Benefits

        (a)    General Rule

               In the event the Plan terminates, the benefit of any Highly Compensated Employee (and any Former Highly Compensated Employee) shall be limited to a benefit that is nondiscriminatory under Code Section 401(a)(4).

        (b)    Limit on Annual Payments

               Annual payments to an Employee in the "Restricted Group" (as defined below) are restricted to an amount equal to the payments that would be made on behalf of the Employee under a single life annuity that is Actuarially Equivalent to the sum of the Employee's Accrued Benefit and the Employee's other benefits under the Plan (other than a Social Security supplement), plus the amount of the payments that the Employee is entitled to receive under a Social Security supplement. This restriction will not apply if:

               (i) After payment to an Employee in the Restricted Group of all "Benefits" (as defined below), the value of Plan assets equals or exceeds 110% of the value of current liabilities, as defined in Code Section 412(l)(7),

               (ii) The value of the Benefits for an Employee in the Restricted Group is less than 1% (one percent) of the value of current liabilities, or

               (iii) The value of the Benefits for an Employee in the Restricted Group does not exceed the amount described in Code Section 411(a)(11)(A).

        (c)    Definitions

               (i) The "Restricted Group" consists of the twenty-five highest-paid current Highly Compensated Employees and Former Highly Compensated Employees (as defined in Code
                      Section 414(q)), or all current and Former Highly Compensated Employees, if less than twenty-five (25).

               (ii) "Benefit" means the Participant's Accrued Benefit, loans in excess of the amounts set forth in Code Section 72(p)(2)(A), any periodic income, any withdrawal values payable to a living employee, and any death benefits not provided for by insurance on the Employee's life.

               (iii)  "Highly Compensated Employee" means, effective
                      January 1, 1997, any Employee who, for the preceding Plan Year, had Compensation from the

                      Employer in excess of $80,000 (as adjusted) ($170,000 for the Plan Year commencing January 1, 2001) or for either the current or preceding Plan Year, was a five percent (5%) owner of the Employer.

               (iv) "Former Highly Compensated Employee" means any Employee who Terminated Service (or was deemed to have Terminated Service) prior to the Plan Year, performs no Service for the Employer during the current Plan Year, and was a Highly Compensated Employee for either the year of Termination or any Plan Year ending on or after the Employee attains age fifty-five (55).

        (d)    Limitations Not Effective

               The limitations contained in this Section shall not restrict the annual amount paid to a Participant in the Restricted Group provided the Participant agrees to repay an amount necessary for the distribution of assets upon Plan termination to satisfy Code
               Section 401(a)(4). Such Participant must agree to repay amounts paid to him or her to the extent they exceed the amount he or she would have received if the restrictions under this Section had been applied. The agreement to repay must be secured by deposit in escrow of property having a market value of one hundred twenty-five percent (125%) of the amount subject to repayment. If the value of the property falls below one hundred ten percent (110%) of the repayment amount, the Participant must deposit additional property to again satisfy the one hundred twenty-five percent (125%) requirement. Alternatively, the agreement to repay may be secured or collateralized by posting a bond or letter of credit equal to at least one hundred percent (100%) of the repayment amount. Such bond must be furnished by an insurance company or bonding company or other surety approved by the U.S. Department of Treasury as an acceptable surety for federal bonds.

               Any such repayment agreement shall be terminated and any property in escrow shall be returned and any bond or letter of credit may be canceled in the event one (1) of the three (3) conditions set forth in Section 8.1(b) is satisfied or the Plan terminates and benefits received by the Participant are nondiscriminatory in accordance with Code Section 401(a)(4).

        (e)    Regulatory Authority

               This Section 8.1 is intended to comply with Treasury Regulation
               Section 1.401(a)(4)-5(b), and shall be superseded to the extent any provision of such regulation in final form conflicts with the limitations stated herein.

        (f)    Collectively Bargained Plan Exception

               This Section 8.1 shall not apply to the Plan (or any portion of the Plan) if it automatically satisfies Code Section 410(b) under Treasury Regulation Section 1.410(b)-2(b)(7) because it benefits collectively bargained employees.

8.2     Maximum Annual Benefit Payable Under the Plan

        For purposes of this Section 8.2, the Employer and any Affiliated Companies shall be considered a single employer, to the extent required by the Code.

        (a)    Primary Rule

               Notwithstanding any other Plan provision to the contrary, the annual Employer provided benefit payable to or on behalf of a Participant under the Plan (after any adjustments required under the Plan to reflect commencement of benefits other than at Normal Retirement Date, an optional form of payment or death benefit coverage) after 1982 shall not exceed the lesser of:

               (i)    $90,000 (adjusted in accordance with this Section 8.2); or

               (ii) the Participant's average annual Compensation from the Employer for the consecutive calendar years (not in excess of three such years) during which he or she was an active Participant in the Plan and for which such average is highest.

               Notwithstanding the above, an Employer-provided benefit shall not exceed such limitation if (A) the Participant's benefit payable during a Plan Year in any form elected under this and all other defined benefit plans maintained by the Employer does not exceed $1,000 multiplied by the Participant's year Periods of Service including fractions thereof (not less than one (1) and not to exceed ten (10)) with the Employer and (B) the Participant has never participated in a defined contribution plan, and is not entitled to a welfare benefit that is subject to Code Section 415.

        (b)    Cost-of-Living Adjustment

               The $90,000 limit prescribed above shall be automatically adjusted for cost-of-living increases, to the maximum permissible dollar limitation determined by the Commissioner of Internal Revenue. The dollar amount applicable in computing the benefit payable to any Participant shall be the dollar amount in effect for the calendar year in which the benefit commences. For 2001, the limit is $140,000.

        (c)    Adjustment for Early or Late Retirement

               (i) Commencement Before Social Security Retirement Age, But On or After Age 62

                      For purposes of Sections 8.2 and 8.3 and, if the Participant's benefit commences prior to Social Security Retirement Age, but on or after age sixty-two (62), the limit prescribed in Section 8.2(a)(i) shall be adjusted as follows:

                      (A) If the Participant's Social Security Retirement Age is sixty-five (65), the dollar limitation for benefits commencing on or after age sixty-two (62) is determined by reducing the limit by 5/9 of one percent (1%) for each month by which benefits commence before the month in which the Participant attains age sixty-five (65);

                      (B) If the Participant's Social Security Retirement Age is greater than sixty-five (65), the dollar limitation for benefits commencing on or after age sixty-two (62) is determined by reducing the limit by 5/9 of one percent (1%) for each of the first thirty-six (36) months and 5/12 of one percent (1%) for each of the additional months (up to twenty-four (24) months) by which benefits commence before the month in which the Participant attains Social Security Retirement Age.

               (ii)   Commencement Prior to Age 62

                      For purposes of Sections 8.2 and 8.3, if the Participant's benefit commences prior to age sixty-two (62), the limit prescribed in Section 8.2(a)(i) shall be an amount that is the Actuarial Equivalent of the limit for Participants who are age sixty-two (62), determined in accordance with (i) above, reduced for each month by which benefits commence before age sixty-two (62). This amount shall be the lesser of (A) the amount computed using the implied early retirement factor, and (B) the amount computed using a five percent (5%) interest rate and the applicable mortality table in Section 1.2(a), for Plan Years commencing before January 1, 1999 and Section 1.2(c), for Plan Years commencing on or after January 1, 1999. The "implied early retirement factor" is the ratio of:

                      (A) the early retirement reduction factor determined under Section 4.5 at the Participant's early retirement age, to

                      (B)    the early retirement reduction factor determined in
                             Section 4.5, if the Participant terminated at early retirement age, but deferred commencement of benefits to age sixty-two (62).

               (iii)  Commencement After Social Security Retirement Age

                      For purposes of Sections 8.2 and 8.3, if the Participant's benefit commences after Social Security Retirement Age, the limit prescribed in Section 8.2(a)(i) shall be an amount that is the Actuarial Equivalent of the limit that applies if benefits commence at the Participant's Social Security Retirement Age. This amount shall be the lesser of the amount computed using the interest rate for calculating Deferred Retirement Benefits, and the amount computed using a five percent (5%) interest rate.

        (d)    Annual Benefit

               Notwithstanding the foregoing, if the annual benefit to be paid to a Participant under the Plan is not in the form of a Whole Life Annuity or the Statutory Joint and Survivor Annuity Option, the benefit considered to be payable to a Participant under the Plan for purposes of Sections 8.2 and 8.3 shall be Actuarially adjusted to the extent required under Code Section 415(b)(2).

        (e)    Actuarial Adjustment

               Any Actuarial adjustments under Section 8.2(d) shall be as follows:

               (i)    For Plan Years Beginning Before January 1, 1995

                      For Plan Years beginning before January 1, 1995, the Actuarial adjustment shall be computed using the interest rate specified in the Plan for adjusting benefits in the same form of payment or five percent (5%), whichever results in a greater benefit.

               (ii)   For Plan Years Beginning On or After January 1, 1995

                      Except as provided below in Subsection (iii), for Plan Years beginning on or after January 1, 1995, the Actuarial adjustment shall be computed using the interest rate and mortality table specified in the Plan for adjusting benefits in the same form, or five percent (5%) and the mortality table set forth in Section 1.2(a) for Plan Years commencing prior to January 1, 1999 and Section 1.2(c) for Plan Years commencing on or after January 1, 1999, whichever results in a greater benefit.

               (iii)  For Payment Forms Other Than Nondecreasing Annuity

                      For Plan Years beginning on or after January 1, 1995, in determining the Actuarially Equivalent straight life annuity for a benefit form other than a nondecreasing annuity payable for a period of not less than the Participant's life (or the surviving spouse's life in the case of a qualified preretirement survivor death benefit), or decreases during the Participant's life as a result of the death of a joint annuitant (if the reduction is not below fifty percent (50%) of the benefit payable before the joint annuitant's death) or as a result of the cessation or reduction of Social Security supplements or qualified disability payments, the interest rate will the interest rate set forth in Section 1.2(b) (for Plan Years that commence prior to January 1, 1999 and
                      Section 1.2(c) for Plan Years that commence on or after January 1, 1999.

        (f)    Special Provisions Regarding Participants With Fewer Than Ten
               (10) Years of Participation or Service

                      In the case of any Participant who participated in the Plan for fewer than ten years, the maximum dollar benefit otherwise applicable under Section 8.2(a)(i) shall be multiplied by a fraction whose numerator is the Participant's years of participation in the Plan (including fractions thereof, but not less than one (1)) and whose denominator is ten (10).

                      In the case of any Participant who has fewer than ten years of Credited Service, the maximum benefit otherwise applicable under Sections 8.2(a)(ii) and 8.3 shall be multiplied by a fraction whose numerator is the Participant's years of Credited Service with the Employer (including fractions thereof, but not less than one (1)) and whose denominator is ten (10).

        (g)    Transition Rule

               (i)    Tax Reform Act of 1986

                      The limitations of Section 8.2(a)(i)shall not reduce a Participant's annual benefit to less than his or her Accrued Benefit as of December 31, 1986, disregarding any change in the terms of the Plan or Predecessor Plan and any cost-of-living adjustments after May 5, 1986.

               (ii)   Retirement Protection Act of 1994 ("RPA '94")

                      The limitations of Section 8.2(a)(i) shall not reduce a Participant's annual benefit to less than his or her "RPA '94 old law benefit." A Participant's "RPA '94 old law benefit" is the Participant's Accrued Benefit as of December 31, 1998. In determining the amount of Participant's RPA '94 old law benefit, the following shall be disregarded:

                      (A) any Plan amendment increasing benefits adopted on or after January 1, 1999; and

                      (B) any cost of living adjustments that become effective after such date.

        (h)    Aggregation With Other Defined Benefit Plans

               If a Participant also participates in any other defined benefit pension plan maintained by the Employer, the provisions of
               Section 8.2 and 8.3 shall be applied on an aggregate basis to the benefits payable under this Plan and each such other plan. Any reduction in the aggregate benefits payable under this Plan and any such other plan due to the application of this Section shall be made on a pro rata basis.

8.3     Additional Limitation Relating to Defined Contribution Plans

        (a)    Primary Rule

               Effective for Plan Years commencing prior to January 1, 2000, Participants who participate in this Plan and a defined contribution plan maintained by the Employer, the sum of (i) and
               (ii) below for any calendar year may not exceed 1.0, as determined by the Committee.

               (i) The defined benefit plan fraction for any year is equal to the quotient of (A) divided by (B) below expressed as a fraction:

                      (A) The projected annual benefit (determined by projecting service, but not Earnings, to normal retirement age) of the Participant under the Plan determined as of the close of the year.

                      (B) The lesser of: (a) 1.25 multiplied by the limitation determined under Section 8.2(a)(i) in effect for such year, or (b) 1.4 multiplied by the limitation determined under Section 8.2(a)(ii) (generally one hundred percent (100%) of the Participant's average annual Compensation).

               (ii) The defined contribution plan fraction for any year is equal to the quotient of (A) divided by (B) below expressed as a fraction:

                      (A) The sum of the "annual additions" to the Participant's accounts for the current year, as of the close of the year, and for all prior years.

                      (B) The sum of the lesser of the following amounts for such year and for each prior year of service with the Employer (regardless of whether a plan was in existence during those years): (a) 1.25 multiplied by the dollar limitation in effect for defined contribution plans under Code Section 415 for such year, or (b) 1.4 multiplied by twenty five percent (25%) of a Participant's Compensation for such year.

        (b)    Remedy

               If such sum exceeds one (1.0), the benefit under this defined benefit Plan shall be reduced to the extent necessary to satisfy the limitations of this Section.

                                   ARTICLE IX

                              TOP HEAVY PROVISIONS

9.1     Scope

        Notwithstanding any Plan provision to the contrary, for any Plan Year in which the Plan is Top Heavy within the meaning of Code Section 416(g), the provisions of this Article IX shall govern to the extent they conflict with or specify additional requirements to the Plan provisions governing Plan Years which are not Top Heavy.

9.2     Top Heavy Status

        (a)    Top Heavy

               This Plan shall be "Top Heavy" if, as of the Determination Date,
               (i) the sum of the Aggregate Accounts of Key Employees; and/or
               (ii) the Present Value of Accrued Benefits of Key Employees under this Plan and any plan of an Aggregation Group, exceeds sixty percent (60%) of the Aggregate Accounts or the Present Value of Accrued Benefits of all Participants under this Plan and any plan of an Aggregation Group.

               The Present Value of Accrued Benefits and/or Aggregate Account balance of a Participant who was previously a Key Employee but is no longer a Key Employee (or his or her Beneficiary), shall not be taken into account for purposes of determining Top Heavy status. Further, a Participant's Present Value of Accrued Benefits and/or Aggregate Account balance shall not be taken into account if he or she has not performed Services for the Affiliated Companies during the five (5) year period ending on the Determination Date.

        (b)    Super Top Heavy

               This Plan shall be "Super Top Heavy" if, as of the Determination
               Date: (i) the sum of the Aggregate Accounts of Key Employees; and/or (ii) the Present Value of Accrued Benefits of Key Employees under this Plan and any plan of an Aggregation Group, exceeds ninety percent (90%) of the Aggregate Accounts or the Present Value of Accrued Benefits of all Participants under this Plan and any plan of an Aggregation Group.

        (c)    Determination Date

               Whether the Plan is Top Heavy for any Plan Year shall be determined as of the Determination Date. "Determination Date" means (i) the last day of the preceding Plan Year, or (ii) in the case of the first Plan Year, the last day of such Plan Year.

        (d)    Valuation Date

               "Valuation Date" means, for purposes of determining Top Heaviness, the Determination Date.

        (e)    Aggregate Account

               "Aggregate Account" means, with respect to a Participant, his or her adjusted account balance in a defined contribution plan, as determined under the top heavy provisions of such plan.

        (f)    Present Value of Accrued Benefits

               "Present Value of Accrued Benefits" means the sum of:

               (i) the Actuarial Equivalent present value of the accrued normal retirement benefit under the Plan as of the Valuation Date; and

               (ii) distributions prior to the Valuation Date, made during the Plan Year that contains the Determination Date and the four (4) preceding Plan Years. Unrelated rollovers or transfers from this plan shall be considered distributions. A related rollover or transfer from this Plan shall not be considered a distribution.

               An unrelated rollover or transfer is one which is both initiated by the Employee and made between plans of different employers. A related rollover or transfer is one which is either not initiated by the Employee or made between plans of the same employer.

        (g)    Key Employee

               "Key Employee" means an Employee or former Employee (and his or her Beneficiaries) who, at any time during the Plan Year containing the Determination Date or any of the four (4) preceding Plan Years, is included in one (1) of the following categories as within the meaning of Code Section 416(i) and regulations thereunder:

               (i) an officer of the Employer whose annual aggregate Compensation from the Affiliated Companies exceeds fifty percent (50%) of the dollar limitation under Code Section 415(c)(1)(A) ($67,500 for the Plan Year ending in 2000), provided that no more than fifty (50) Employees shall be considered officers, or if less, the greater of ten percent (10%) of the Employees or three (3),

               (ii) one of the ten (10) Employees owning the largest interest in the Employer who owns more than a 0.5% interest of the Employer, and whose annual aggregate Compensation from the Affiliated Companies exceeds the dollar limitation under Code Section 415(c)(1)(A) ($30,000 for the Plan Year ending in 2000);

               (iii) an Employee who owns more than five percent (5%) of the Employer; or

               (iv) an Employee who owns more than one percent (1%) of the Employer with annual aggregate Compensation from the Affiliated Companies that exceeds $150,000.

        (h)    Aggregation Group

               "Aggregation Group" means the group of plans that must be considered as a single plan for purposes of determining whether the plans within the group are Top Heavy ("Required Aggregation Group"), or the group of plans that may be aggregated for purposes of Top Heavy testing ("Permissive Aggregation Group"). The Determination Date for each plan must fall within the same calendar year in order to aggregate the plans.

               (i) The Required Aggregation Group includes each plan of the Affiliated Companies in which a Key Employee is a participant in the Plan Year containing the Determination Date or any of the four (4) preceding Plan Years, and each other plan of the Affiliated Companies which, during this period, enables any plan in which a Key Employee participates to meet the minimum participation standards or nondiscriminatory contribution requirements of Code Sections 401(a)(4) and 410.

               (ii) A Permissive Aggregation Group may include any plan sponsored by an Affiliated Company, provided the group as a whole continues to satisfy the minimum participation standards and nondiscriminatory contribution requirements of Code Sections 401(a)(4) and 410.

               Each plan belonging to a Required Aggregation Group shall be deemed Top Heavy or non-Top Heavy in accordance with the group's status. In a Permissive Aggregation Group that is determined Top Heavy only those plans that are required to be aggregated shall be Top Heavy. In a Permissive Aggregation Group that is not Top Heavy, no plan in the group shall be Top Heavy.

9.3     Minimum Benefit

        (a)    General Rule

               For any Top Heavy Plan Year, a non-Key Employee who completes a one year Period of Service shall have an Accrued Benefit at least equal to the minimum benefit described herein. The minimum Accrued Benefit at any point in time equals the lesser of:

               (i) two percent (2%) multiplied by Top Heavy year Periods of Service; or

               (ii)   twenty percent (20%),

               multiplied by such Participant's "average Compensation." "Average Compensation" means a Participant's average Compensation for the five (5) consecutive years when such Participant had the highest aggregate Compensation from the Employer. However, Compensation received for non-Top Heavy Plan Years shall be disregarded. The benefit described herein is expressed as an annual benefit in the form of a single life annuity (with no ancillary benefits), commencing at normal retirement age.

               A non-Key Employee shall not be denied this minimum benefit because he or she was not employed on a specified date, failed to make any mandatory Employee contribution, or failed to earn a specified amount of Compensation.

        (b)    Special Two Plan Rule

               Where this Plan and a defined contribution plan belong to an Aggregation Group that is determined Top Heavy, the Employer shall not be required to provide the minimum benefit under (a) above on behalf of any non-Key Participant who also participates in the defined contribution plan if the Employer contributions and forfeitures under the defined contribution plan equal five percent (5%) of each non-Key Participant's Compensation.

9.4     Benefit Limitation

        For any Top Heavy Plan Year commencing prior to January 1, 2000 in which the Employer does not make the extra minimum allocation provided below,
        1.0 shall replace the 1.25 factor found in the denominators of the defined benefit and defined contribution plan fractions for purposes of calculating the combined limitation on benefits under a defined benefit and defined contribution plan pursuant to Code Section 415(e) (see
        Section 8.3).

        If this Plan is Top Heavy, but is not Super Top Heavy, the above referenced fractions shall remain unchanged provided the Employer provides an extra minimum Accrued Benefit for each non-Key Employee. The extra benefit (in addition to the minimum benefit set forth in Section 9.3) shall equal the lesser of:

        (a)    one percent (1%) multiplied by Top Heavy year Periods of Service;
               or

        (b)    ten percent (10%),
        multiplied by such Participant's "average Compensation", as defined in
        Section 9.3.

9.5     Vesting

        (a)    Top Heavy Schedule

               For any Top Heavy Plan Year, each Participant who completes an Hour of Service in such year shall become vested and have a nonforfeitable right to retirement benefits he or she has earned under the Plan in accordance with the following table:

                          Periods of Service        Vesting Percentage
                          ------------------        ------------------
                           Less than 2 Years                0%
                                2 Years                    20%
                                3 Years                    40%
                                4 Years                    60%
                                5 Years                   100%

               Provided, however, that a Participant's vesting percentage shall not be less than the percentage determined under the table in
               Section 7.1.

        (b)    Return to Non-Top Heavy Status

               If the Plan becomes Top Heavy and ceases to be Top Heavy in any subsequent Plan Year, the vesting schedule shall automatically revert to the vesting schedule in effect before the Plan became Top Heavy. Such reversion shall be treated as a Plan amendment pursuant to the terms of the Plan, and shall not cause a reduction of any Participant's nonforfeitable interest in the Plan on the date of such amendment.

               A Participant with three or more year Periods of Service with the Employer as of the end of the election period, may elect to remain covered by the Top Heavy vesting schedule. The Participant's election period shall commence on the adoption date of the amendment and shall end sixty (60) days after the latest of:

               (i)    the adoption date of the amendment;

               (ii)   the effective date of the amendment; or

               (iii) the date the Participant receives written notice of the amendment from the Committee.

9.6     Collectively Bargained Employees

        The provisions of Sections 9.3 and 9.5 shall not apply to any Participant included in a unit of Employees covered by an agreement that the Secretary of Labor finds to be a collective bargaining agreement between Employee representatives and one (1) or more employers, if there is evidence that retirement benefits were the subject of good faith bargaining.

                                    ARTICLE X

                           ADMINISTRATION OF THE PLAN

10.1    Plan Administrator

        The Plan Administrator and named fiduciary shall be the Employer which shall appoint the Committee composed of one (1) or more persons which shall carry out the general administration of the Plan. Every member of the Committee shall be deemed a fiduciary. No Committee member who is an Employee shall receive compensation with respect to his or her service on the Committee. Any member of the Committee may resign by delivering written resignation to the Board and to the Committee. The Board may remove or replace any member of the Committee at any time.

10.2    Organization and Procedures

        The Employer shall designate a chairman from the members of the Committee. The Committee shall appoint a secretary, who may or may not be a member of the Committee. The secretary shall have the primary responsibility for keeping a record of all meetings and acts of the Committee and shall have custody of all documents, the preservation of which shall be necessary or convenient to the efficient functioning of the Committee. The chairman of the Committee shall be the agent of the Plan for service of legal process. All reports required by law. may be signed by the chairman or another member of the Committee designated by the Committee on behalf of all members of the Committee.

        The Committee shall act by a majority of its members in office and may adopt such by-laws and regulations as it deems desirable for the conduct of its affairs.

10.3    Duties and Authority of the Committee

        (a)    Administrative Duties

               The Committee shall administer the Plan in a nondiscriminatory manner for the exclusive benefit of Participants and their Beneficiaries. The Committee shall perform all such duties as are necessary to supervise the administration of the Plan and to control its operation in accordance with the terms thereof, including, but not limited to, the following:

               (i) Make and enforce such rules and regulations as it shall deem necessary or proper for the efficient administration of the Plan;

               (ii) Interpret the provisions of the Plan and determine any question arising under the Plan, or in connection with the administration or operation thereof;

               (iii) Make all determinations affecting the eligibility of any Employee to be or become a Participant;

               (iv) Determine eligibility for and amount of retirement benefits for any Participant, Beneficiary or alternate payee pursuant to a domestic relations order (including determining the qualified status of a domestic relations order);

               (v) Authorize and direct the Trustee with respect to all disbursements of benefits under the Plan;

               (vi) Employ and engage such persons, counsel and agents and obtain such administrative, clerical, medical, legal, audit and actuarial services as it may deem necessary in carrying out the provision of the Plan;

               (vii) Delegate and allocate specific responsibilities and duties imposed by the Plan to one (1) or more Employees, officers or such other persons as the Committee deems appropriate.

        (b)    Investment Authority

               The Plan Administrator or the Committee shall establish an investment policy consistent with the purposes of the Plan and the requirements of applicable law, as appropriate from time to time. The Committee shall have responsibility and authority with respect to the management, acquisition, disposition or investment of Plan assets to the extent such responsibility and authority is not delegated to an Investment Manager or Trustee.

        (c)    General Authority

               The Committee shall have all powers necessary or appropriate to carry out its duties, including the discretionary authority to interpret the provisions of the Plan and the facts and circumstances of claims for benefits. Any interpretation or construction of or action by the Committee with respect to the Plan and its administration shall be conclusive and binding upon any and all parties and persons affected hereby, subject to the exclusive appeal procedure set forth in Section 10.7.

10.4    Expenses

        All reasonable expenses which are necessary to operate and administer the Plan may be deducted from the Trust Fund or, at the election of the Employer, paid directly by the Employer.

10.5    Bonding and Insurance

        To the extent required by law, every Committee member, every fiduciary of the Plan and every person handling Plan funds shall be bonded. The Committee shall take such steps as are necessary to assure compliance with applicable bonding requirements. The Committee may apply for and obtain fiduciary liability insurance insuring the Plan against damages by reason of breach of fiduciary responsibility at the Plan's expense and insuring each fiduciary against liability to the extent permissible by law at the Employer's expense.

10.6    Commencement of Benefits

        (a)    Conditions of Payment

               Benefit payments under the Plan shall not be payable prior to the fulfillment of the following conditions:

               (i) The Committee has been furnished with such applications, proofs of birth or death, address, form of benefit election, spousal consent if required, and other information the Committee deems necessary;

               (ii) The Participant has Terminated employment with the Employer, reached his or her Required Beginning Date, or died; and

               (iii) The Participant or Beneficiary is eligible to receive benefits under the Plan as determined by the Committee.

               The Committee may rely on all such information so furnished it, including the Participant's current mailing address.

               If the information required in this Section is not available, the amount of payment will not be ascertainable. In such event, the commencement of payments shall be delayed until no more than sixty (60) days after the date the amount of such payment is ascertainable.

        (b)    Commencement of Payment

               Unless a Participant elects otherwise, the payment of benefits shall commence no later than sixty (60) days after the end of the Plan Year in which the latest of the following occurs:

               (i)    the Participant reaches Normal Retirement Date;

               (ii) the tenth anniversary of the year in which the Participant commenced participation in the Plan; or

               (iii)  the Participant Terminates with the Employer,

               provided that payments shall not commence later than the Participant's Required Beginning Date.

        (c)    Required Beginning Date

               (i)    General

                      A Participant's Required Beginning Date is the April 1 following the calendar year in which the Participant reaches age seventy and one-half (70 1/2). The amount of any payments required following the Required Beginning Date shall at least satisfy the minimum required distribution amount under Code Section 401(a)(9)(A)(ii) and related regulations as in effect on December 31, 1996. In addition, notwithstanding any Plan provision to the contrary, all distributions, including distributions to Beneficiaries, will be made in accordance with Code
                      Section 401(a)(9) and the regulations under Code Section 401(a)(9), including Section 1.401(a)(9)-2 of the proposed Income Tax Regulations.

               (ii)   On or After January 1, 2001

                      Notwithstanding the above, the Required Beginning Date for a Participant who attains seventy and one-half (70 1/2) on or after January 1, 2001 (other than a five percent (5%) owner of the Employer) is April 1 of the year following the year in which the Participant retires or attains age seventy and one half (70 1/2), whichever is later. The amount of any payments required following the Required Beginning Date for such a Participant shall be Actuarially adjusted to reflect the period after April 1 of the year following the year in which the Participant attained age seventy and one-half (70 1/2) in which the Participant was not receiving benefits under the Plan.

        (d)    Form of Payment

               In no event shall payments in a form other than the automatic form described in Section 5.2 commence prior to the Participant's Normal Retirement Date if the present value of the Participant's Accrued Benefit exceeds $3,500 (effective January 1, 2000, $5,000) pursuant to Section 10.8(c) without the written consent of the Participant and the spouse, if any. Spousal consent must acknowledge the effect of such election and be notarized or witnessed by a Plan representative.

        (e)    Direction to Pay

               The Administrative Committee shall direct the Trustee to make all payments under the Plan.

10.7    Appeal Procedure

        (a)    Submission of Claim

               A claim for benefit payment shall be considered filed when an application form is submitted to the Committee.

        (b)    Notice of Denial

               Any time a claim for benefits is wholly or partially denied, the Participant or Beneficiary (hereinafter "Claimant") shall be given written notice of such action within ninety (90) days after the claim is filed, unless special circumstances require an extension of time for processing. (If there is an extension, the Claimant shall be notified of the extension and the reason for the extension within the initial ninety (90) day period. The extension shall not exceed one hundred eighty (180) days after the claim is filed.) Such notice will indicate the reason for denial, the pertinent provisions of the Plan on which the denial is based, an explanation of the claims appeal procedure set forth herein, and a description of any additional material or information necessary to perfect the claim and an explanation of why such material or information is necessary.

        (c)    Right to Request Review

               Any person who has had a claim for benefits denied by the Committee, who disputes the amount of benefit payment determined by the Committee, or who is otherwise adversely affected by action of the Committee, shall have the right to request review by the Committee. Such request must be in writing, and must be made within sixty (60) days after such person is advised of the Committee's action. If written request for review is not made within such sixty (60) day period, the Claimant shall forfeit his or her right to review. The Claimant or a duly authorized representative of the Claimant may review all pertinent documents and submit issues and comments in writing.

        (d)    Review of Claim

               The Committee shall then review the claim. It may hold a hearing if it deems it necessary and shall issue a written decision reaffirming, modifying or setting aside its former action within sixty (60) days after receipt of the written request for review, or one hundred twenty (120) days if special circumstances, such as a hearing, require an extension. The Claimant shall be notified in writing of any such extension within sixty (60) days following the request for review. A copy of the decision shall be furnished to the Claimant. The decision shall set forth its reasons and pertinent Plan provisions on which it is based. The decision shall be final and binding upon the Claimant and the Committee and all other persons involved.

10.8    Plan Administration - Miscellaneous

        (a)    Limitations on Assignments

               Benefits under the Plan may not be assigned, sold, transferred, or encumbered, and any attempt to do so shall be void, except a benefit may be rolled over pursuant to Section 5.5 or offset pursuant to Section 12.2. The interest of a Participant in benefits under the Plan shall not be subject to debts or liabilities of any kind and shall not be subject to attachment, garnishment or other legal process, except as provided in Section
               10.9 relating to Domestic Relations Orders, or otherwise permitted by law.

        (b)    Masculine and Feminine, Singular and Plural

               Whenever used herein, pronouns shall include the opposite gender, and the singular shall include the plural and the plural shall include the singular whenever the context shall plainly so require.

        (c)    Small Benefits

               In cases where the Actuarially Equivalent present value of a vested and payable benefit has never exceeded the maximum permissible amount under the Code which may be distributed without the consent of a Participant or his or her spouse (in 2000, this amount was $5,000), the Committee shall direct such present value be paid in a Lump Sum distribution as soon as practical following Termination or death without Participant or Beneficiary consent. Each Participant or Beneficiary who will receive a distribution pursuant to this Section shall receive a directed rollover notice pursuant to Section 5.5(b). If no rollover election is made, the distribution shall be made to the Participant or Beneficiary and it shall be subject to applicable income tax withholding.

        (d)    No Additional Rights

               No person shall have any rights in or to the Trust Fund, or any part thereof, or under the Plan, except as, and only to the extent, expressly provided for in the Plan. Neither the establishment of the Plan, the accrual of benefits under the Plan nor any action of the Employer or the Committee shall be held or construed to confer upon any person any right to be continued as an Employee, or, upon dismissal, any right or interest in the Trust Fund other than as herein provided. The Employer expressly reserves the right to discharge any Employee at any time.

        (e)    Governing Law

               This Plan shall be construed in accordance with applicable federal law and the laws of the State of Washington, wherein venue shall lie for any dispute arising hereunder.

        (f)    Disclosure to Participants

               Each Participant shall be advised of the general provisions of the Plan and, upon written request addressed to the Committee, shall be furnished any information requested regarding the Participant's status, rights and privileges under the Plan as may be required by law.

        (g)    Income Tax Withholding Requirements

               Any retirement benefit payment made under the Plan shall be subject to any applicable income tax withholding requirements. For this purpose, the Committee shall provide the Trustee with any information the Trustee needs to satisfy such withholding obligations and with any other information that may be required by regulations promulgated under the Code.

        (h)    Severability

               If any provision of this Plan shall be held illegal or invalid for any reason, such determination shall not affect the remaining provisions of this Plan which shall be construed as if said illegal or invalid provision had never been included.

        (i)    Facility of Payment

               In the event any benefit under this Plan shall be payable to a person who is under legal disability or is in any way incapacitated so as to be unable to manage his or her financial affairs, the Committee may direct payment of such benefit to a duly appointed guardian, committee or other legal representative of such person, or in the absence of a guardian or legal representative, to a custodian for such person under a Uniform Gifts to Minors Act or to any relative of such person by blood or marriage, for such person's benefit. Any payment made in good faith pursuant to this provision shall fully discharge the Employer and the Plan of any liability to the extent of such payment.

        (j)    Correction of Errors

               Any Employer contribution to the Trust Fund made under a mistake of fact (or investment proceeds of such contribution if a lesser amount) shall be returned to the Employer within one (1) year after payment of the contribution.

               In the event an incorrect amount is paid to a Participant or Beneficiary, any remaining payments may be adjusted to correct the error. The Committee may take such other action it deems necessary and equitable to correct any such error.

        (k)    Military Leave

               Notwithstanding any provision of this Plan to the contrary, effective December 12, 1994, contributions, benefits and service credit with respect to qualified military service will be provided in accordance with Code Section 414(u).

        (l)    Missing Persons

               In the event a distribution is required to commence under Section
               10.6 and the Participant or Beneficiary cannot be located, the Participant's benefit shall be forfeited on the last day of the Plan Year following the Plan Year in which distribution was supposed to commence. Such forfeited amount shall be used to pay Plan expenses.

               If the affected Participant or Beneficiary later contacts the Employer, his or her benefit shall be reinstated and distributed as soon as practical. Such reinstated amount shall not be used to calculated a Participant's limit on annual benefits set forth in
               Section 8.1.

               Prior to forfeiting any benefit, the Employer shall attempt to contact the Participant or Beneficiary by return receipt mail at his or her last known address according to the Employer's records, and by the letter forwarding services offered through the Internal Revenue Service, the Social Security Administration, or such other means as the Administrative Committee deems appropriate.

10.9    Domestic Relations Orders

        Notwithstanding any Plan provisions to the contrary, benefits under the Plan may be paid to someone other than the Participant, Beneficiary or joint annuitant, pursuant to a Qualified Domestic Relations Order, in accordance with Code Section 414(p). A Qualified Domestic Relations Order is a judgment, decree, or order ("Order") (including approval of a property settlement agreement) that:

        (a) relates to the provision of child support, alimony payments or marital property rights to a spouse, former spouse, child or other dependent of a Participant;

        (b) is made pursuant to a state domestic relations law (including a community property law);

        (c) creates or recognizes the existence of an alternate payee's right to, or assigns to an alternate payee the right to, receive all or a portion of the benefits payable to a Participant under the Plan;

        (d) specifies the name and last known address of the Participant and each alternate payee;

        (e) specifies the amount or method of determining the amount of benefit payable to an alternate payee;

        (f) specifies the number of payments or period during which payments are to be made;

        (g)    names each plan to which the Order applies;

        (h) does not require any form, type or amount of benefit not otherwise provided under the Plan; and

        (i) does not conflict with a prior Qualified Domestic Relations Order that meets the requirements of this Section.

        Payments to an alternate payee pursuant to a Qualified Domestic Relations Order may commence on the Participant's earliest retirement date, as defined in Code Section 414(p)(4)(B), regardless of whether the Participant continues working after that date, and may be made in any of the payment options described in Article V, other than a Joint and Survivor Annuity with the alternate payee's spouse.

        The Committee shall determine whether an Order meets the requirements of this Section within a reasonable period after receiving an Order. The Committee shall notify the Participant and any alternate payee that an Order has been received. Any amounts due the alternate payee under the Order, which in the absence of the Order, would be paid to the Participant or Beneficiary, shall be held during the period while the Order's qualified status is being determined, in a separate account under the Plan. If within eighteen (18) months after such separate account is established the Order has not been determined to be a Qualified Domestic Relations Order, the amount in the separate account shall be distributed to the individual who would have been entitled to such amount if there had been no Order.

10.10   Plan Qualification

        Any modification or amendment of the Plan may be made retroactive, as necessary or appropriate, to establish and maintain a "qualified plan" pursuant to Code Section 401, and ERISA and regulations thereunder and the exempt status of the Trust Fund under Code Section 501.

10.11   Deductible Contribution

        Notwithstanding anything herein to the contrary, any contribution by the Employer to the Trust Fund is conditioned upon the deductibility of the contribution by the Employer under the Code and, to the extent any such deduction is disallowed, the Employer may within one (1) year following a final determination of the disallowance, demand repayment of such disallowed contribution and the Trustee shall return such contribution less any losses attributable thereto to the Employer within one (1) year following the disallowance.

10.12   Payment of Benefits Through Purchase of Annuity Contract

        In lieu of paying benefits directly from the Trust Fund to a Participant or his Beneficiary, the Trustee may purchase, with Trust Fund assets, an individual annuity contract from an insurance company which, as far as possible, provides benefits equal to (or Actuarially Equivalent to) those provided in the Plan for such Participant or Beneficiary, but provides no optional form of retirement income or benefit which would not be permitted under the Plan, whereupon the liability of the Trust Fund and of the Plan will cease and terminate with respect to such benefits that are so purchased and for which the premiums are duly paid. Such an individual annuity contract may be purchased by the Trustee on a single-premium basis or on the basis of annual premiums payable over a period of years and may be purchased at any time on or after the Participant's Vested Termination Date, Retirement Date or death to provide the benefits due under the Plan to the Participant or Beneficiary on or after the date of such purchase.

        Any annuity contract distributed by the Trustee to a Participant or Beneficiary under the provisions of the Plan shall bear on the face thereof the designation "NOT TRANSFERABLE", and such contract shall contain a provision to the effect that the contract may not be sold, assigned, discounted or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose to any person other than the issuer thereof.

                                   ARTICLE XI

                            AMENDMENT AND TERMINATION

11.1    Amendment-General

        It is the Employer's intention that the Plan will continue indefinitely; however, the Employer, by action of the Board's Compensation Committee, shall have the right to amend, terminate, or partially terminate this Plan at any time subject to any advance notice or other requirements of ERISA and the Code.

        In addition, the Committee shall have the right to make amendments to the Plan that are determined by the Committee to be administrative in nature (including, but not limited to, Plan distribution provisions, and all provisions concerning investment of plan assets), or that are deemed by the Committee to be appropriate or desirable to comply with legal requirements.

        Any amendment or termination shall be made in writing, adopted by the Compensation Committee or Committee, as applicable, and executed by one
        (1) or more duly authorized officers of the Employer.

11.2    Amendment - Consolidation, Merger, or Transfer

        A special rule applies if the Plan merges or consolidates with another plan or transfers assets or liabilities to another plan.

        (a) In those cases, the terms of the merger, consolidation or transfer must require that in the event that this Plan or the other plan terminates immediately after the merger, consolidation or transfer, each Participant would receive an "accrued benefit" which is no less than the "accrued benefit" he or she would have received if this Plan had terminated immediately before the merger, consolidation or transfer.

        (b) For purposes of this Section, the term "accrued benefit" has the meaning given that term under Code Section 411(a)(7).

        (c) The determination of what "accrued benefit" would be payable to a Participant immediately before a merger, consolidation or transfer will be determined on the assumption that benefits payable under the Plan upon termination at that time will be payable solely from the Plan's assets at that time.

        (d) No surplus will be allocated by virtue of this Section (either alone or in combination with any other provision governing the Plan). For purposes of this Section, "surplus" means any amount of Plan assets beyond what is necessary to pay "accrued benefits" as they existed immediately before a merger, consolidation or transfer.

        (e) In no event shall this Section (either alone or in combination with any other provision governing the Plan) require the Affiliated Companies to make any additional contributions to the Plan.

11.3    Termination of the Plan

        The termination of the Plan shall not cause or permit any part of the Trust Fund to be diverted to purposes other than for the exclusive benefit of the Participants, or cause or permit any portion of the Trust Fund to revert to or become the property of the Employer at any time prior to the satisfaction of all liabilities with respect to the Participants.

        Upon termination of this Plan, the Committee shall continue to act for the purpose of complying with the preceding paragraph and shall have all power necessary or convenient to the winding up and dissolution of the Plan as herein provided. While so acting, the Committee shall be in the same status and position with respect to other persons as if the Plan remained in existence.

11.4    Allocation of the Trust Fund on Termination of Plan

        (a)    Complete Termination

               In the event of a complete Plan termination, the right of each Participant to benefits accrued to the date of such termination that would be vested under the provisions of the Plan in the absence of such termination shall continue to be vested and nonforfeitable; and the right of each Participant to any other benefits accrued to the date of termination shall be fully vested and nonforfeitable to the extent then funded under the priority rules set forth in ERISA Section 4044.

               In any event, a Participant or a Beneficiary shall have recourse only against Plan assets for the payment of benefits thereunder, subject to any applicable guarantee provisions of Title IV of ERISA. The Committee shall direct the Trustee to allocate Trust assets to those affected Participants to the extent and in the order of preference set forth in ERISA Section 4044. The assets so allocated shall be distributed, as determined by the Committee, either wholly or in part by purchase of nontransferable annuity contracts or lump-sum payments. If Trust Fund assets as of the date of Plan termination exceed the amounts required under the priority rules set forth in ERISA Section 4044, such excess shall, after all liabilities of the Plan have been satisfied, revert to the Employer to the extent permitted by applicable law.

        (b)    Partial Termination

               If at any time the Plan is terminated with respect to any group of Participants under such circumstances as to constitute a partial Plan termination within the meaning of Code Section 411(d)(3), each affected Participant's right to benefits that have accrued to the date of partial termination that would be vested under the provisions of the Plan in the absence of such termination shall continue to be so vested; and the right of each affected Participant to any other benefits accrued to the date of such termination shall be vested to the extent assets would be allocable to such benefits under the priority rules set forth in Code Section 4044 in the event of a complete Plan termination. In any event, affected Participants shall have recourse only against Plan assets for payment of benefits thereunder, subject to any applicable guarantee provisions of Title IV of ERISA. Subject to the foregoing, the vested benefits of such Participants shall be payable as though such termination had not occurred; provided, however, that the Committee, in its discretion, subject to any necessary governmental approval, may direct that the amounts held in the Trust Fund that are allocable to the Participants as to whom such termination occurred be segregated by the Trustee as a separate plan. The assets thus allocated to such separate plan shall be applied for the benefit of such Participants in the manner described in the preceding paragraph.

        (c)    Merged Plan Assets

               For a period of five (5) years after the date the Plan is combined in a merger with one (1) or more other defined benefit plans, assets shall be allocated upon Plan termination according to a special schedule in accordance with Treasury Regulations 1.414(l)-1(e) through (k) to prevent any Participant from receiving smaller benefits on a termination basis as a result of the merger.

                                   ARTICLE XII

                                     FUNDING


12.1    Contributions to the Trust

        As a part of this Plan the Employer shall maintain a Trust. From time to time, the Employer shall make such contributions to the Trust as the Committee determines, with the advice of its actuary, are required to maintain the Plan on a sound actuarial basis.

12.2    Trust Fund for Exclusive Benefit of Participants

        The Trust is for the exclusive benefit of Participants. Except as provided in Sections 10.8 (Correction of Errors), 10.9 (Domestic Relations Orders), 10.11 (Deductible Contributions) and below, no portion of the Trust shall be diverted to purposes other than this or revert to or become the property of the Employer at any time prior to the satisfaction of all liabilities with respect to the Participants. Notwithstanding the above, effective for judgments, orders, and decrees issued and settlement agreements entered into, on or after August 4, 1997, a Participant's Plan benefits may be offset by an amount that the Participant is ordered to, or required to, pay to the Plan, in accordance with Code Section 401(a)(13).

12.3    Trustee

        As a part of this Plan, the Employer has entered into a trust agreement with a Trustee. The Employer has the power and duty to appoint the Trustee and it shall have the power to remove the Trustee and appoint successors at any time. As a condition to exercising its power to remove any Trustee hereunder, the Employer must first enter into an agreement with a successor Trustee. The Committee may delegate the authority to direct the investment of all or a portion of the Trust Fund to the Trustee.

12.4    Investment Manager

        The Employer has the power to appoint, remove or change from time to time an Investment Manager to direct the investment of all or a portion of the Trust Fund held by the Trustee. For purposes of this Section, "Investment Manager" shall mean any fiduciary (other than the Trustee) who:

        (a) has the power to manage, acquire, or dispose of any asset of the Plan;

        (b)    is either:

               (i) registered as an investment adviser under the Investment Advisers Act of 1940; or

               (ii)   a bank; or

               (iii) an insurance company qualified under the laws of more than one state to perform the services described in subparagraph (a); and

        (c) has acknowledged in writing that he, she or it is a fiduciary with respect to the plan.

                                  ARTICLE XIII

                                   FIDUCIARIES

13.1    Limitation of Liability of the Employer and Others

        No Participant shall have any claim against the Employer, or the Committee, or against their directors, officers, members, agents or representatives, for any benefits under the Plan, and such benefits shall be payable solely from the Trust; nor, to the extent permitted by law, shall the Employer, the Committee or their directors, officers, members, agents or representatives incur any liability to any person for any action taken or suffered or omitted to be taken by them under the Plan in good faith.

13.2    Indemnification of Fiduciaries

        In order to facilitate the recruitment of competent fiduciaries, the Employer adopting this Plan agrees to provide the indemnification as described herein. This provision shall apply to Employees who are considered Plan fiduciaries, including, without limitation, Committee members, any agent of the Committee, or any other officers, or directors of the Employer or Employees. Notwithstanding the preceding, this provision shall not apply and indemnification will not be provided for any Trustee or Investment Manager appointed as provided in this Plan.

13.3    Scope of Indemnification

        The Employer agrees to indemnify an Employee fiduciary as described above for all acts taken in good faith in carrying out his or her responsibilities under the terms of this Plan or other responsibilities imposed upon such fiduciary by ERISA. This indemnification for all acts is intentionally broad but shall not provide indemnification for embezzlement or diversion of Plan assets for the benefit of the Employee fiduciary. The Employer agrees to indemnify Employee fiduciaries described herein for all expenses of defending an action by a Participant, Beneficiary or government entity, including all legal fees for counsel selected with the consent of the Employer and other costs of such defense. The Employer will also reimburse an Employee fiduciary for any monetary recovery in any court or arbitration proceeding. In addition, if the claim is settled out of court with the concurrence of the Employer, the Employer will indemnify an Employee fiduciary for any monetary liability under said settlement. The Employer shall have the right, but not the obligation, to conduct the defense of such persons in any proceeding to which this Section 13.3 applies. The Employer may satisfy its obligations under this Section 13.3 in whole or in part through the purchase of a policy or policies of insurance providing equivalent protection.

The Spacelabs Medical, Inc. Retirement Plan is adopted by Spacelabs Medical,
Inc.

IN WITNESS WHEREOF, the Employer has caused this Plan to be duly executed on this ____________ day of _______________________, 2001.


                                            SPACELABS MEDICAL, INC.



---------------------------------           ------------------------------------
Witness                                     Authorized Officer

                                            ------------------------------------
                                            Title

                                   APPENDIX A

                             PARTICIPATING EMPLOYERS


1.  Spacelabs Medical, Inc. (DE)

2.  Spacelabs Medical, Inc. (CA)

3.  Vita-stat Medical Services, Inc.

4.  Medical Data, Inc.

5.  Spacelabs Medical Products, Ltd.

6.  LifeClinic.com


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